EXHIBIT 99.1

Release:          October 19, 2020

CP announces strategic, multi-year rail agreement with A.P. Moller - Maersk

Calgary, AB – Today, Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) is announcing a strategic, multi-year rail agreement with A.P. Moller - Maersk to move freight through the ports of Vancouver and Montreal. The agreement is further to the September 15 announcement regarding the construction of a new, world-class transload and distribution facility in Vancouver to expand CP's and Maersk Canada's supply chain options for customers.

"We are proud to provide safe and efficient rail service to the world’s largest shipping company, and with Maersk we see a strong relationship developing,” said CP’s President and CEO Keith Creel. “Today’s news coupled with the announcement of the Vancouver transload facility back in September are evidence of the power of our operating model, our people and of our shared commitment to sustainable growth. Furthermore, our unique land holdings and co-location opportunities, network advantages and commitment to service excellence continue to create win-win scenarios and capacity for our customers and the broader supply chain.”

The strategic relationship is expected to result in CP moving Maersk traffic on March 1, 2021 and applies to both dry and refrigerated cargo. The rail agreement in combination with the previously announced transload facility show that CP and Maersk are committed to sustainability across the supply chain, while providing effective and efficient intermodal solutions for customers.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, the anticipated timely performance by us and A.P. Moller - Maersk of our respective obligations, planned capital investments including the development of a new import transload facility in the Vancouver area, the anticipated timing, impacts and benefits of such planned relationship with Maersk and of the anticipated capital investments including on CP's operations and prospects.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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